                         Notice of Guaranteed Delivery
                                      for
                        Tendered Shares of Common Stock
                                       of
                                 LIQUENT, INC.
                                       to
                            FLUID ACQUISITION CORP.
                          a wholly owned subsidiary of
                           INFORMATION HOLDINGS INC.
                   [NOT TO BE USED FOR SIGNATURE GUARANTEES]

    This Notice of Guaranteed Delivery (or one substantially in the form hereof) must be used to accept the Offer (as defined below) if (a) certificates representing shares of Common Stock, par value $.001 per share (the "Shares"), of Liquent, Inc., a Delaware corporation ("Share Certificates"), are not immediately available; (b) time will not permit all required documents to reach EquiServe Trust Company, NA (the "Depositary") on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase described below); or
(c) the procedure for book-entry transfer, as set forth in the Offer to Purchase, cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                          EQUISERVE TRUST COMPANY, NA

            BY MAIL:                          BY HAND:                   BY OVERNIGHT COURIER:
  EquiServe Trust Company, NA     Securities Transfer & Reporting     EquiServe Trust Company, NA
    Attn: Corporate Actions                   Services                  Attn: Corporate Actions
         P.O. Box 43025           C/O EquiServe Trust Company, NA         40 Campanelli Drive
   Providence, RI 02940-3025        100 William Street, Galleria          Braintree, MA 02184
                                         New York, NY 10038

                                     BY FACSIMILE TRANSMISSION:
                                  (FOR ELIGIBLE INSTITUTIONS ONLY)
                                           (781) 575-4826
                                   CONFIRM FACSIMILE TRANSMISSION
                                         BY TELEPHONE ONLY:
                                           (781) 575-4816

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
               OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF
               INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN
                      AS LISTED ABOVE, WILL NOT CONSTITUTE
                               A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

Ladies and Gentlemen:

    The undersigned hereby tenders to Fluid Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Information Holdings Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 21, 2001 (the "Offer to Purchase") and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

----------------------------------------------------------------------------------------------

-------------------------------------------       -------------------------------------------
        NAME(S) OF RECORD HOLDER(S)                             NUMBER OF SHARES

-------------------------------------------       -------------------------------------------
                                                       CERTIFICATE NO.(S) (IF AVAILABLE):

                                                  Indicate account number at Book-Entry
-------------------------------------------       Transfer Facility if Shares will be tendered
           (PLEASE TYPE OR PRINT)                 by book-entry transfer.

-------------------------------------------       -------------------------------------------
                                                                 ACCOUNT NUMBER

                                                  DATED: ----------------------------, 200---
-------------------------------------------

-------------------------------------------
                ADDRESS(ES)

-------------------------------------------
                                   ZIP CODE

-------------------------------------------
         (AREA CODE) TELEPHONE NO.

-------------------------------------------

-------------------------------------------
SIGNATURE(S) OF RECORD HOLDER(S)
----------------------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), hereby guarantees delivery to the Depositary, at one of its addresses set forth above, of either the Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in either case together with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry delivery, and any other documents required by the Letter of Transmittal, within three Nasdaq trading days (defined as any date on which the Nasdaq National Market is open for business) after the date of execution of this Notice of Guaranteed Delivery.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Share Certificates to the Depositary within the time period indicated herein. Failure to do so could result in a financial loss to such Eligible Institution.

                                                  X
-------------------------------------------       -------------------------------------------
                NAME OF FIRM                                  AUTHORIZED SIGNATURE

-------------------------------------------       -------------------------------------------
                  ADDRESS                                 NAME (PLEASE PRINT OR TYPE)

-------------------------------------------       -------------------------------------------
                          ZIP CODE                                   TITLE

-------------------------------------------
         (AREA CODE) TELEPHONE NO.                DATED: --------------------------, 200 --

             NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.